UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2019

STWC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52825	20-8980078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Independence St., Suite 300 Lakewood, CO 80215
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 736-2442

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

Emerging growth company If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐☐

Forward Looking Statements

Statements contained in this current report that are not statements of historical fact are intended to be and are hereby identified as “forward-looking statements.” Generally, forward-looking statements include expressed expectations of future events and the assumptions on which the expressed expectations are based, including but not limited to, the Company securing funding, entering into management and/or licensing agreements, acquiring direct interests in cannabis businesses, or providing cannabis compliance services to third parties. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. The Company undertakes no obligation to update or revise this current report to reflect future developments except as otherwise required by the Securities Exchange Act of 1934.

Item 1.01 Entry into a Material Definitive Agreement.

Power Up Tranche #2

On March 18, 2019, STWC Holdings, Inc., a Colorado corporation (the “Company”) entered into the second tranche of the potential $1,000,000 funding with Power Up Lending Group Ltd. (“Power Up”).  The Company entered into a second Securities Purchase Agreement pursuant to which Power Up agreed to purchase a convertible promissory note (the “Note”) in the face amount of $53,000. On March 18, 2019, the Company issued the Note. The Note matures on March 18, 2020, and bears interest at 12% per annum, increasing to 22% after maturity.
Under the Note, Power Up may convert all or a portion of the outstanding principal of the Note into shares of common stock of the Company (the “Common Stock”) beginning on the date which is 180 days from the date of the Note, at a price equal to 61% of the lowest trading price during the 20 trading day period ending on the last complete trading date prior to the date of conversion; provided, however, that Power Up may not convert the Note to the extent that such conversion would result in beneficial ownership by Power Up and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.
If the Company prepays the Note within 30 days of the date of the Note, the Company must pay all of the principal at a cash redemption premium of 110%; if the prepayment is made between the 31st day and the 60th day after the date of the Note, then the redemption premium is 115%; if the prepayment is made from the 61st to the 90th day after date of the Note, then the redemption premium is 120%; if the prepayment is made from the 91st to the 120th day after the date of the Note, then the redemption premium is 125%; if the prepayment is made from the 121st to the 150th day after the date of the Note, then the redemption premium is 130%; and if the prepayment is made from the 151st to the 180th day after the date of the Note, then the redemption premium is 135%. The Note cannot be prepaid after the 180th day following the date of the Note.
The Company is required to reserve for issuance upon conversion of the Note, six times the number of shares that would be issuable upon full conversion of the Note, assuming the 4.99% limitation were not in effect.  In connection with the Note, the Company has caused its transfer agent to reserve initially 613,307 shares of Common Stock. The closing occurred on March 22, 2019, and the Company received a net amount of $50,000, with $3,000 paid for Power Up’s legal and due diligence expenses.

Item 1.02 Termination of a Material Definitive Agreement.

On October 15, 2018, the Company entered into an Employment Agreement with Jay Kotzker ("Mr. Kotzker").   On March 6, 2019, Mr. Kotzker resigned and his position with the Company and his Employment Agreement was terminated by mutual consent of the parties.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above with respect to the Note and the related agreements is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 above with respect to the issuances of the Note to Power Up is incorporated herein by reference. The issuance of the Note was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

Item 8.01 Other Events.

On April 3, 2019, the Company issued a press release announcing the engagement of general counsel experienced in cannabis law.  In addition, the Company issued a press release on April 11, 2019, announcing a joint venture for the development of a software package customized for the cannabis industry.

The press releases, furnished as Exhibits 99.3 and 99.4 to this Form 8-K, may contain forward-looking statements. Such forward-looking statements are based on information presently available to the Company’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended January 31, 2018, and subsequent reports filed by the Company with the Securities and Exchange Commission (the “Commission”). For those reasons, undue reliance should not be placed on any forward-looking statement. The Company assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by the registrant by filing reports with the Commission, through the issuance of press releases or by other methods of public disclosure.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Convertible Promissory Note dated March 22, 2019
99.2	Stock Purchase Agreement dated March 22, 2019
99.3	Press Release dated April 3, 2019
99.4	Press Release dated April 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STWC Holdings, Inc.

Date: April 11, 2019	By:	/s/ Erin Phillips
Erin Phillips, Chief Executive Officer

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